UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2008

Integrated BioPharma, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28876	22-2407475
(Commission File Number)	(IRS Employer Identification No.)

225 Long Avenue
Hillside, New Jersey	07205
(Address of Principal Executive Offices)	(Zip Code)

(973) 926-0816

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 9, 2008, Integrated BioPharma, Inc. (the “Company”) amended Article Fourth of its Restated Certificate of Incorporation to increase the total authorized shares of stock of the Company from 26,000,000 to 51,000,000, divided into 50,000,000 shares of common stock, par value $.002 per share, and 1,000,000 shares of preferred stock, par value $.002 per share. The Certificate of Amendment of the Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01     Financial Reports and Exhibits.

     (d)     Exhibits.

Exhibit No.     Description

3.1     Certificate of Amendment of the Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED BIOPHARMA, Inc.

Date: May 12, 2008	By:	/s/ Dina L. Masi
Name: Dina L. Masi
Title: Chief Financial Officer